Prepayments and Other Current Assets (Tables)	12 Months Ended
Dec. 31, 2020
Other Income and Expenses [Abstract]
Schedule of weighted average remaining lease terms and discount rates
	December 31, 2020	December 31, 2019
Other receivable, net (1)	$834,869	$115,762
Prepaid expense (2)	492,125	280,000
Value added tax receivable	-	39,511
Total	$1,326,994	$435,273
(1)	Other receivables mainly consisted of the remaining payment of RMB3.6 million (approximately $0.6 million) to be received from Huishitong in connection with the Company’s disposition of Gu’an REIT (see Note 4). Other receivables also include advances to employees for business development purposes and prepaid employee insurance and welfare benefit which will be subsequently deducted from the employee’s payroll.

(2)

Prepaid expense as of December 31, 2019 represents prepaid consulting fees to one financial advisory firm for consulting services. On September 5, 2019, the Company entered into a consulting service agreement with FirstTrust Group, Inc. (“FirstTrust”) Pursuant to the agreement, FirstTrust will assist the Company with strategic initiatives over the service period between August 16, 2019 to August 15, 2020. The Company issued 400,000 of its common shares valued at $448,000 based on fair market price of the Company’s common stock, at $1.12 per share on September 5, 2019. Stock-based compensation is amortized over the service period. The Company recognized stock-based compensation expense of $168,000 and $280,000 for the year ended December 31, 2019 and 2020.

Prepaid expense as of December 31, 2020 represents unamortized stock-based compensation expenses related to directors, executives and employees. (see Note 14)